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                                                                    EXHIBIT 10.5

                            STOCK PURCHASE AGREEMENT


         The undersigned, Team, Inc., a Texas corporation ("Team"), and Philip
J. Hawk, an individual ("Hawk"), enter into this Stock Purchase Agreement to be effective as of the 2nd day of November, 1998 ("Effective Date").

         WHEREAS, Team and Hawk (collectively, the "Parties") entered into a binding employment agreement (the "Employment Agreement") effective November 2, 1998 pursuant to which Team agreed to grant Hawk an option to purchase from Team up to 65,000 shares of Team's common stock, $0.30 par value ("Common Stock"), at a purchase price equal to the average of the high and low trading prices for Team Common Stock on the American Stock Exchange on November 2, 1998, less the number of shares of Common Stock of which Hawk is the Beneficial Owner after the consummation of this Agreement; and,

         WHEREAS, the high trading price for Team Common Stock on the American Stock Exchange on November 2, 1998 was $3.75 per share, the low trading price was $3.50 per share, and the average of the high and low trading prices is $3.625 per share (the "Purchase Price"); and,

         WHEREAS, in accordance with the Employment Agreement, Hawk has delivered notice to Team of his desire to purchase 45,000 shares of Common Stock (the "Team Stock") at the Purchase Price, for an aggregate amount of $163,125 to be paid in full upon the consummation of this Agreement (the "Transaction"); and,

         WHEREAS, the Parties hereby enter into this agreement ("Agreement") for the purpose of setting forth more fully their understandings with respect to the Transaction;

         NOW, THEREFORE, in consideration of the recitals, the mutual promises of the Parties and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. PURCHASE AND SALE OF TEAM STOCK. Upon the execution of this Agreement, Hawk shall purchase from Team and Team shall sell to Hawk the Team Stock for the aggregate amount of $163,125. Hawk shall deliver to Team payment of $163,125, and Team shall deliver to Hawk a Certificate for the Team Stock.

         2. TEAM'S REPRESENTATIONS AND WARRANTIES. Team hereby represents and warrants to Hawk as follows:

         (a) Team has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Team, enforceable in accordance with its terms and conditions. The Team Stock, when issued, shall be validly issued, fully paid and non-assessable;



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         (b) Team's most recent Form 10-K Report to the Securities Exchange
Commission ("SEC"), its most recent Proxy Statement, and all reports filed by Team with the SEC since its most recent Form 10-K are true and correct in all material respects as of the date hereof.

         3. HAWK'S REPRESENTATIONS AND WARRANTIES. Hawk represents and warrants to Team as follows:

         (a) Hawk is an "accredited investor" as such term is used in Regulation D of the Securities Act of 1933, as amended (the "Act") and hereby acknowledges that Team has delivered to him a copy of the Team documents mentioned in Section 2(b) above.

         (b) Hawk is acquiring the Team Stock for investment and not with a view to the distribution thereof; and,

         (c) Hawk has been represented by independent counsel in connection with this Agreement and the Transaction.

         4.  REGISTRATION RIGHTS.

         (a) Until the Team Stock is transferable pursuant to Rule 144 under the Act without the volume limitations set forth in such rule, Hawk shall have the right to include the Team Stock in any registration statement filed by Team for an underwritten public offering; provided, however, that the right of Hawk to include such Team Stock in such registration statement shall be conditioned upon Hawk's entering into such reasonable underwriting arrangements as Team and the underwriters shall make regarding the offering, including limiting the number of shares which may be sold in such offering if the underwriters deem such a limitation advisable, and provided further that, if such limitation is imposed, Team shall then reduce the number of shares of Team Stock being registered by Hawk on a pro rata basis with other holders of similar registration rights. Hawk shall pay his pro rata portion of the out-of-pocket registration and selling expenses in connection with the piggy-back rights exercised pursuant to this paragraph 4(a).

         (b) Hawk may at any time after the eighteenth (18th) month following the Closing Date make a one-time demand upon Team to file within 90 days after such written demand is made a shelf registration statement with the SEC on Form S-3 (or the comparable successor form to Form S-3) covering the resale of the shares of Team Stock owned by Hawk. The right to make such demand for registration is referred to herein as the "Demand Registration". Team shall use its reasonable best efforts to cause such registration statement to become effective as soon as practicable after the filing thereof. Team can defer the registration for an additional 90 days if the Team Board of Directors determines that such deferral would be in Team's best interest. Team agrees to take all reasonable steps necessary to keep the registration statement effective until the lesser of (A) two years after the effective date of the shelf registration or (B) until the shares of Team Stock covered by such registration statement are transferable pursuant to Rule 144 under the Act without the volume

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limitations set forth in such rule. Hawk shall pay for all reasonable out-of-pocket expenses incurred in connection with any Demand Registration pursuant to this paragraph 4(b).

         5. CONFIDENTIALITY. Each Party agrees to keep the terms of this Agreement confidential except to the extent that such Party shall be required by law to make disclosure hereof.

         6. ENTIRE AGREEMENT. This Agreement sets forth the full agreement of the Parties and supersedes all other Agreements of the Parties concerning the subject matter hereof.

         7. APPLICABLE LAWS. This Agreement shall be construed and enforceable under the laws of the State of Texas.

         In witness whereof the Parties have signed this Agreement as of the date first above written.

                                                      TEAM, INC.


                                                      By /s/ SIDNEY B. WILLIAMS
                                                         ----------------------

                                                         /s/ Director
                                                         ----------------------


                                                         /s/ PHILIP J. HAWK
                                                         ----------------------
                                                         Philip J. Hawk




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